SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

PDI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway,

Parsippany, NJ 07054

(Address of principal executive offices and zip Code)

(862) 207-7800

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

PDI, Inc. (the “Company”) is furnishing a Corporate Presentation dated November 2014 (the “Corporate Presentation”), attached as Exhibit 99.1 hereto, which the Company may use from time to time in presentations to investors and other stakeholders.  The Corporate Presentation will also be available on the Company’s investor relations webpage at http://www.pdi-inc.com.

The information contained herein and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Age of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Corporate Presentation dated November 2014 (furnished and not filed for purposes of Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By:	/s/ Graham G. Miao
Graham G. Miao Executive Vice President, Chief Financial Officer and Treasurer

Date: November 18, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corporate Presentation dated November 2014 (furnished and not filed for purposes of Item 7.01)